Exhibit 24.3


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated April 11, 1997, included in First Commerce Corporation's Supplemental Tax-Deferred Savings Plan's Form 11-K for the year ended December 31, 1996, into the Corporation's previously filed Registration Statement File No. 33-28002 on Form S-8.


                                     /s/ ARTHUR ANDERSEN LLP
                                    -----------------------------
                                    ARTHUR ANDERSEN LLP


New Orleans, Louisiana,
April 29, 1997